                        INTERNATIONAL HOUSE OF PANCAKES
                        -------------------------------

                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

                  As Amended and Restated as of July 12, 1991
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                           Amendment No. 1 to ESOP
                           -----------------------

     WHEREAS, IHOP Corp. (the "Company") maintains the International House of Pancakes Employee Stock Ownership Plan (the "ESOP"), as amended and restated effective as of July 12, 1991, for the benefit of its employees;

     WHEREAS, the Company wishes to modify the allocation of forfeiture rules contained in the ESOP;

     NOW, THEREFORE, the ESOP is hereby amended by restating Section 10(b) to read as follows, effective for Plan Years ending on and after December 30, 1990:

           "(b)  Forfeitures - If a Participant is not vested in the final
                 -----------
balances in his Accounts, his Account balances will become a Forfeiture as of the date on which he incurs a one-year Break in Service. All Forfeitures will be reallocated to the Accounts of remaining Participants, as provided in Section 6(a), as of the Allocation Date coinciding with or next following the date the Forfeitures occurred."
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     To record the adoption of this Amendment No. 1 to the ESOP, the Company has caused it to be executed this 12th day of December, 1991.
                              ----        --------


                                          IHOP CORP.


                                          By /s/ RICHARD K. HERZER
                                             ------------------------------
                                              RICHARD K. HERZER
                                              PRESIDENT

                                          By /s/ LARRY ALAN KAY
                                             ------------------------------
                                             LARRY ALAN KAY
                                             EXECUTIVE VICE PRESIDENT


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